                          =============================
                          Annual Report August 31, 1998
                          =============================

                                   OPPENHEIMER
                             Main Street California
                                Municipal Fund(R)



                                   [GRAPHIC]


                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

                Report highlights
                -----------------

                Contents

                3    President's Letter

                4    An Interview with Your Fund's Manager

                8    Fund Performance
--------------------------------------------------------------------------------
                11   Financial Statements

                29   Independent Auditors' Report
--------------------------------------------------------------------------------
                30   Federal Income Tax Information

                31   Officers and Directors

                32   Information and Services


Report highlights
--------------------------------------------------------------------------------

o Four-star Morningstar: The Fund's Class A shares have maintained a 4-star ranking (****) from Morningstar for the 3- and 5-year periods ended September 30, 1998, among 1,581 (3-year) and 943 (5-year) municipal funds./1/

o Oppenheimer Main Street California Municipal Fund's performance has been reasonably good during the 1-year period ended August 31, 1998, providing investors with a tax-free dividend yield of 4.77%.

o Despite California's close trading ties with Asia, the California economy continued to perform well over the period, as employment in entertainment, financial services and high technology increased.

=================================
Avg Annual Total Returns
=================================
For the 1-Year Period
Ended 8/31/98

Class A

 Without            With
 Sales Chg./2/      Sales Chg./3/
=================================
9.33%                       4.13%
=================================

Class B

 Without            With
 Sales Chg./2/      Sales Chg./3/

==================================
8.24%                       3.24%
==================================


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

 1. Source: Morningstar, Inc., 9/30/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.

 2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

 3. Class A returns include the current maximum Initial sales charge of 4.75%, Class B returns include the applicable contingent deferred sales charge of 5%. An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.

2 Oppenheimer Main Street California Municipal Fund

[PHOTO]


James C. Swain
Chairman
Oppenheimer Main Street
California Municipal Fund


[PHOTO]


Bridget A. Macaskill
President
Oppenheimer Main Street
California Municipal Fund


Dear shareholder,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

     Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ James C. Swain            /s/ Bridget A. Macaskill

James C. Swain                Bridget A. Macaskill
September 22, 1998



3 Oppenheimer Main Street California Municipal Fund

"Low interest rates have encouraged municipalities to issue new bonds and refinance old debt at lower rates."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the 12-month period that ended August 31, 1998?

Oppenheimer Main Street California Municipal Fund's performance has been reasonably good during the period, providing investors with a tax-free dividend yield of 4.77%. In addition, falling interest rates translated into higher bond prices for the Fund's portfolio.

What factors affected the Fund's performance?

Since the middle of 1997, interest rates have fallen significantly, and bond prices generally have risen. Municipal bonds, including those issued in California, have also performed well. However, relative to the very strong performance of U.S. Treasury securities, municipal bonds have lagged somewhat.

     The Asian economic crisis, which surfaced last October, caused investors to seek the safety and liquidity of U.S. Treasury bonds, boosting prices and reducing yields. Negative economic news from Russia only reinforced this global flight to quality. As of August 31 of this year, the yield of 30-year Treasury bonds fell to 5.15%, its lowest level since 1977.

     Despite California's close trading relationship with Asia, the state's economy has been very resilient, which has kept municipal bond credit quality strong. Indeed, companies such as computer manufacturers that import goods from Asia have benefited from the devalued currencies. Meanwhile, exports to Mexico and Europe, where the economies are improving, have remained strong. In addition, California's economy has recovered from a deep recession in the early 1990s caused by job losses in the aerospace industry. Those jobs have largely been replaced by employment gains in other industries, including entertainment, financial services and high technology.


4 Oppenheimer Main Street California Municipal Fund

[PHOTO]


Portfolio Management Team (l to r)
Jerry Webman (Portfolio
Manager)
Bob Patterson

However, low interest rates have encouraged municipalities to issue new bonds and refinance old debt at lower rates. As a result, the supply of bonds was much higher in 1998 compared to 1997. Excess supply has meant that issuers have had to offer bonds at attractive prices and higher yields to attract buyers. Thus, on a relative basis, California municipal bonds have done well, but not as well as Treasury bonds.

What specific investment strategies have worked well for the Fund?

The Fund has benefited from some investments we made in the Southern California real estate market a few years ago. Over the past decades, the region had historically bounced back from economic adversity, and therefore, we believed that real estate prices in the mid-1990s were significantly undervalued. As it turned out, we were right, and the credit quality of bonds associated with that real estate has been upgraded, which has boosted their value. We have found attractive values in housing bonds, particularly those issued to finance retirement care facilities. In healthcare, we have looked for niche hospitals that, because of unique services that they offer, have little competition. An example would be City of Hope National Medical Center, a severe cancer care hospital with a large endowment and an important role in the community. In contrast, we have been cautious with bonds issued by electric utilities, because deregulation has created more competition, thus clouding the industry's profit outlook.


5 Oppenheimer Main Street California Municipal Fund

========================================
Avg Annual Total Returns
========================================

For the Period Ended 9/30/98/1/

Class A

                              Since
 1 year        5 year         Inception
========================================
  4.29%          5.63%           7.82%
========================================

Class B

                              Since
 1 year        5 year         Inception
========================================
 3.40%            N/A            5.25%
========================================


An interview with your Fund's manager
--------------------------------------------------------------------------------

Because interest rates have fluctuated very little during the period, we chose to keep the Fund's duration (a measure of the Fund's sensitivity to interest rates) close to that of our benchmark. Therefore, we have not tried to enhance the Fund's performance by acting on interest rate forecasts. In addition, the Fund consistently maintained a very high credit rating of AA-. In such a strong economic environment, bonds of lower quality have not, in our opinion, offered enough extra yield to offset credit risk.

What is your outlook?

We believe that municipal bonds are very attractive investments compared to U.S. Treasury bonds. As of August 31, 1998, municipal bonds provided nearly 95% of the yield of taxable government securities. In other words, Oppenheimer Main Street California Municipal Fund Class A shares' current yield of 4.27% would be equivalent to a taxable yield of 7.36% for an investor in a combined federal and state income tax bracket of 42%. That's almost twice the yield offered by the ten-year U.S. Treasury note. We think California investors will find these yields attractive, particularly if the stock market continues to encounter difficulty.



 1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 5/18/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% for the 1-year period and 2% since inception on 10/29/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.


6 Oppenheimer Main Street California Municipal Fund

Credit Allocation/2/

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                      51.9%
AA                       15.0
A                        12.3
BBB                      20.8


Standardized Yields/3/
For the 30 Days Ended 8/31/98
------------------------------
Class A                  4.27%
------------------------------
Class B                  3.48%
------------------------------


Regardless of the market environment, we will continue to search for California municipal bonds that offer high-quality tax-exempt income for our shareholders. This search for quality and yield is what makes Oppenheimer Main Street California Municipal Fund part of The Right Way to Invest.


Top Five Industries/4/
--------------------------------------------------------------------------------
 Single Family Housing                                                     19.1%
--------------------------------------------------------------------------------
 Special Assessment                                                        17.8
--------------------------------------------------------------------------------
 General Obligation                                                        12.9
--------------------------------------------------------------------------------
 Highways                                                                   8.2
--------------------------------------------------------------------------------
 Lease Rental                                                               7.6
--------------------------------------------------------------------------------

 2. Portfolio data is as of August 31, 1998 and is dollar-weighted based on invested assets and subject to change. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.63% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

 3. Standardized yield is based on net investment income for the 30-day period ended 8/31/98. Falling share prices will tend to artificially raise yields.

 4. Portfolio is subject to change. Percentages are as of August 31, 1998 and are based on total market value of investments.


7 Oppenheimer Main Street California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund of its performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     [ ] Management's Discussion of Performance. During the fiscal year that ended August 31, 1998, Oppenheimer Main Street California Municipal Fund's investments generally appreciated as interest rates fell. However, the municipal bond market as a whole did not perform as well as the U.S. Treasury bond market, which global investors sought as a refuge from the Asian economic crisis. As a result, municipal bond price increases have lagged those of taxable investments. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio and its portfolio manager's strategies are subject to change.

     [ ] Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception of the class held through August 31, 1998, with all dividends and capital gains distributions reinvested in additional shares. The inception date of Class A is May 18, 1990, while the inception date of Class B is October 29, 1993. The graphs reflect the deduction of 4.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B.

     Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


8 Oppenheimer Main Street California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments In:

Oppenheimer Main Street California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Oppenheimer Main Street
                         California Municipal Fund            Lehman Brothers
  Date                           Class A                    Municipal Bond Index
  ----                   -------------------------          --------------------
5/18/90                          $ 9,525                         $10,000
6/30/90                          $ 9,711                         $10,088
6/30/91                          $10,482                         $10,997
6/30/92                          $11,657                         $12,292
6/30/93                          $13,098                         $13,761
6/30/94                          $13,020                         $13,785
6/30/95                          $14,182                         $15,002
6/30/96                          $15,135                         $15,997
8/31/96/1/                       $15,304                         $16,139
8/31/97                          $16,872                         $17,633
8/31/98                          $18,446                         $19,155

Average Annual Total Return of Class A Shares of the Fund at 8/31/98/2/

1 Year  4.13%        5 Year  5.57%     Life  7.67%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments In:

Oppenheimer Main Street California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Oppenheimer Main Street
                         California Municipal Fund            Lehman Brothers
  Date                           Class B                    Municipal Bond Index
  ----                   -------------------------          --------------------
10/29/93                         $10,000                         $10,000
 6/30/94                         $ 9,458                         $ 9,671
 6/30/95                         $10,205                         $10,525
 6/30/96                         $10,782                         $11,224
 8/31/96/1/                      $10,874                         $11,323
 8/31/97                         $11,878                         $12,371
 8/31/98                         $12,655                         $13,439

Average Annual Total Return of Class B Shares of the Fund at 8/31/98(3)

1 Year  3.24%        Life  4.99%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for Lehman Brothers Municipal Bond Index for Class A begins on 5/31/90 and for Class B begins on 10/31/93.

 1.  The Fund changed its fiscal year end from 6/30 to 8/31.

 2. The inception date of the Fund's Class A shares was 5/18/90. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

 3. Class B shares of the Fund were first publicly offered on 10/29/93. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charge for the 1-year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

9 Oppenheimer Main Street California Municipal Fund

Financials
--------------------------------------------------------------------------------









10 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments August 31, 1998
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
Municipal Bonds and Notes--100.5%
------------------------------------------------------------------------------------------------------------------------------------
California--93.9%
Alameda, CA PFAU RRB, Marina Village
Assessment District Refinancing, 6.375%, 9/2/14                 NR/NR                          $2,100,000                 $2,162,811
------------------------------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.97%, 12/28/18(1)                             Aaa/AAA                         1,000,000                  1,301,250
------------------------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                                A2/NR                           1,500,000                  1,659,045
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27                         NR/BBB                          1,790,000                  1,916,660
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda
Haas Goldman Plaza, 5.125%, 5/15/23                             NR/A+                             700,000                    693,168
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines, Series A,
5.70%, 10/1/33                                                  Baa3/BB+                        3,200,000                  3,304,736
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                         NR/AAA                          1,000,000                  1,045,170
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A, 6.50%,
1/1/32                                                          Baa/BBB-/BBB                    1,400,000                  1,545,628
------------------------------------------------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/23                                             A1/A+/AA-                       6,000,000                  5,953,140
------------------------------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25                    Aa2/A+                          4,875,000                  5,224,099
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                                   Aaa/AAA                         2,500,000                  2,677,750
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series A, Cl. I, 5.40%, 8/1/26                   Aaa/AAA                         1,810,000                  1,828,353
------------------------------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co.
Project, Series B, 6.35%, 6/1/09                                A1/AA-                          2,000,000                  2,169,340
------------------------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%,
6/1/15                                                          Aaa/AAA                         2,000,000                  2,186,600
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-3, 5.75%, 6/1/29                   NR/AAA                          1,500,000                  1,666,995
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Series A,
5.75%, 12/1/29                                                  NR/AAA                          2,000,000                  2,205,600
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Series D,
6.70%, 5/1/29                                                   NR/AAA                          1,930,000                  2,211,027
------------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 7.068%, 11/1/15(1)                                     A1/NR                           1,200,000                  1,239,000
------------------------------------------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                             Baa1/NR                           285,000                    270,548
------------------------------------------------------------------------------------------------------------------------------------
Central Valley FAU, CA Cogeneration Project
RRB, Carson Ice, MBIA Insured, 5.25%, 7/1/14                    NR/AAA/AAA                        500,000                    523,555

11 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

Contra Costa Cnty., CA SPTX RRB, CFD 91-1,
5.58%, 8/1/16                                                   NR/NR                          $3,075,000                 $3,121,679
------------------------------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%,
11/1/28                                                         A2/NR                             800,000                    860,232
------------------------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                                   Baa1/NR                         2,460,000                  2,611,708
------------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                    Aaa/AAA                         2,000,000                    698,100
------------------------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB, Jurupa Hills
Redevelopment Project-A, 7.10%, 10/1/23                         NR/BBB+                         1,960,000                  2,236,928
------------------------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                                        NR/BBB+                         1,185,000                  1,216,118
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley
Coalition Projects, Series A, 5.60%, 8/1/30                     NR/AAA                          3,075,000                  3,199,722
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A, MBIA
Insured, 6.55%, 8/1/20                                          Aaa/AAA/AAA                     1,225,000                  1,472,609
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD RB, Series A, MBIA Insured,
6.40%, 8/1/16                                                   Aaa/AAA/AAA                     1,000,000                  1,191,280
------------------------------------------------------------------------------------------------------------------------------------
La Quinta, CA RA TXAL Refunding Bonds,
Redevelopment Project Area No. 1, MBIA
Insured, 7.30%, 9/1/09                                          Aaa/AAA                         1,015,000                  1,276,606
------------------------------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A,
MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                    Aaa/AAA/AAA                     2,095,000                  1,066,229
------------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/09                                       Aaa/AAA                           500,000                    566,310
------------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                                       Aaa/AAA                           500,000                    568,120
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP,  CAP,  Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(2)                          Baa1/BBB/A-                     2,340,000                  1,203,602
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP,  CAP,  Disney Parking
Project, Zero Coupon, 5.67%, 9/1/16(2)                          Baa1/BBB/A-                     1,745,000                    673,448
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/12(3)                            Aaa/AAA/AAA                     2,000,000                  2,031,600
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/19(3)                            Aaa/AAA/AAA                     2,000,000                  1,983,980
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16                                           Aa3/AA                          1,900,000                  1,905,529
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series A,
FGIC Insured, 6%, 7/1/15                                        Aaa/AAA/AAA                     1,000,000                  1,151,250
------------------------------------------------------------------------------------------------------------------------------------
Oakland, CA State Building Authority Lease
RB, Elihu M. Harris, Series A, AMBAC Insured,
5%, 4/1/23                                                      Aaa/AAA/AAA                     1,100,000                  1,093,785

12 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

Palmdale, CA Civic Authority RRB, Merged
Redevelopment Project Areas, Series A,
6.60%, 9/1/34                                                   NR/A-                          $1,000,000                 $1,114,370
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
SPAST GOB, Assessment District 1990-01,
7.75%, 9/2/20                                                   NR/NR                              95,000                     97,861
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                               NR/BBB                          1,000,000                  1,082,020
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                         Aaa/AAA                         2,500,000                  3,330,750
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                          Aaa/AAA                           500,000                    585,045
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.535%, 6/1/19(1)                Aaa/AAA/AAA                     1,150,000                  1,263,563
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.781%, 7/8/22(1)                Aaa/AAA                           500,000                    671,875
------------------------------------------------------------------------------------------------------------------------------------
Riverside CA PFAU Lease RB, AMBAC Insured,
5.25%, 10/1/17                                                  Aaa/AAA/AAA                     2,100,000                  2,166,717
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD SPTX Bonds,
No. 88-12, 7.55%, 9/1/17                                        NR/NR                           1,500,000                  1,639,605
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                                 Baa2/BBB-                       1,650,000                  1,708,988
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                               Aaa/AAA                         1,000,000                  1,372,160
------------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16(4)                                     Aaa/AAA                         2,810,000                  3,855,180
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.071%, 8/15/18(1)                    Aaa/AAA/AAA                     1,500,000                  1,786,875
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RRB,
MBIA Insured, 5.25%, 7/1/12                                     NR/AAA/AAA                        250,000                    264,625
------------------------------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                                   Baa3/BBB                        1,665,000                  1,707,141
------------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse
Floater, 8.62%, 4/8/21(1)                                       Aaa/AAA                         1,000,000                  1,321,250
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured,
6.75%, 7/1/11                                                   Aaa/AAA/AAA                     1,000,000                  1,221,860
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB, Second
Series Issue 13-B, MBIA Insured, 8%, 5/1/07                     Aaa/AAA                         1,140,000                  1,420,702

13 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

San Francisco, CA City & Cnty. Airport
Commission International Airport RB, Second
Series Issue 14-A, MBIA Insured, 8%, 5/1/07                     Aaa/AAA                        $1,290,000                $ 1,607,637
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RRB,
Second Series Issue 15-A, FSA Insured,
5%, 5/1/21                                                      Aaa/AAA/AAA                     1,000,000                    987,250
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease RB,
CAP, George R. Moscone Project,
Zero Coupon, 5.36%, 7/1/10(2)                                   A1/A-/A+                        4,500,000                  2,574,540
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty.
Redevelopment FAU TXAL CAP Refunding
Bonds, Redevelopment Projects, Series C,
Zero Coupon, 5.20%, 8/1/13(2)                                   A2/A                            2,350,000                  1,117,613
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32                    Aaa/AAA/AAA                     3,500,000                  3,974,950
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RRB, CAP, Series A,
0%/5.75%, 1/15/21(5)                                            Baa3/BBB-/BBB                   3,200,000                  2,230,848
------------------------------------------------------------------------------------------------------------------------------------
San Ysidro, CA SDI GOB, AMBAC Insured,
6.125%, 8/1/21                                                  Aaa/AAA                           700,000                    806,904
------------------------------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB,
Foothill Area, Series C, FGIC Insured, 8%,
8/15/08                                                         Aaa/AAA/AAA                     1,500,000                  1,950,570
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                   NR/AAA                            265,000                    279,914
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                   NR/AAA                             20,000                     20,000
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                                  Aa2/AA                          2,400,000                  2,503,392
------------------------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.893%, 7/1/12(1)                              Aa3/A+                          2,100,000                  2,420,250
------------------------------------------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing
Agency Solid Waste Facilities RRB, Ogden
Martin System, Inc. Project, 7.50%, 1/1/05                      NR/BBB+                         1,450,000                  1,536,580
------------------------------------------------------------------------------------------------------------------------------------
Suisun City, CA PFAU TXAL RB, Suisun City
Redevelopment Project, Series A, 5.20%,
10/1/28                                                         NR/A-                           2,500,000                  2,514,375
------------------------------------------------------------------------------------------------------------------------------------
Temecula, CA SPTX Refunding Bonds, CFD
88-12-A, 5.625%, 9/1/17                                         NR/NR                             535,000                    539,649
------------------------------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, 6.50%, 8/15/19                                        A2/NR                           1,120,000                  1,289,579
                                                                                                                        ------------
                                                                                                                         124,877,948


14 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                   Market Value
                                                                (Unaudited)                    Amount                 See Note 1
===================================================================================================================================
U.S. Possessions--6.6%

PR CMWLTH GOB, 5%, 7/1/27                                       Baa1/A                         $1,000,000              $    987,140
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                                   Baa1/A                          1,650,000                 1,690,673
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.934%, 7/1/08(1)                              Aaa/AAA                         1,500,000                 1,706,250
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/13                                                   Aaa/AAA/AAA                     1,500,000                 1,653,255
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/14                                                   Aaa/AAA/AAA                     1,500,000                 1,651,425
-----------------------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB,
Portfolio 1, Series B, 7.65%, 10/15/22                          Aaa/AAA                           150,000                   159,150
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                       NR/BBB-/BBB                       595,000                   650,341
-----------------------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B, AMBAC
Insured, 5%, 7/1/27                                             Aaa/AAA                           300,000                   299,298
                                                                                                                       ------------
                                                                                                                          8,797,532
                                                                                                                       ------------
Total Municipal Bonds and Notes (Cost $125,206,488)                                                                     133,675,480

===================================================================================================================================
Short-Term Tax-Exempt Obligations--0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Sanitation District COP,
FGIC Insured, 3.15%, 9/1/98 (6) (Cost $700,000)                                                   700,000                   700,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $125,906,488)                                                     101.0%              134,375,480
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                (1.0)               (1,389,605)
                                                                                                    -----              ------------
Net Assets                                                                                          100.0%             $132,985,875
                                                                                                    =====              ============

15 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP        --Capital Appreciation
CDAU       --Communities Development Authority
CFD        --Community Facilities District
CMWLTH     --Commonwealth
COP        --Certificates of Participation
FAU        --Finance Authority
GOB        --General Obligation Bonds
GORB       --General Obligation Refunding Bonds
HAU        --Housing Authority
HF         --Health Facilities
HFA        --Housing Finance Agency
MH         --Multifamily Housing
MTAU       --Metropolitan Transportation Authority
MUD        --Municipal Utility District
PC         --Pollution Control
PCFAU      --Pollution Control Finance Authority
PFAU       --Public Finance Authority
PPAU       --Public Power Authority
PWBL       --Public Works Board Lease
RA         --Redevelopment Agency
RB         --Revenue Bonds
RRB        --Revenue Refunding Bonds
SCDAU      --Statewide Communities Development Authority
SDI        --School District
SFM        --Single Family Mtg.
SPAST      --Special Assessment
SPTX       --Special Tax
TXAL       --Tax Allocation
USD        --Unified School District



 1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,710,313 or 8.81% of the Fund's net assets as of August 31, 1998.

 2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

 3.  When-issued security to be delivered and settled after August 31, 1998.

 4. Securities with an aggregate market value of $466,463 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

 5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

 6. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on August 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.


16 Oppenheimer Main Street California Municipal Fund

================================================================================

--------------------------------------------------------------------------------
As of August 31, 1998, securities subject to the alternative minimum tax amount to $37,917,206 or 28.51% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value        Percent
--------------------------------------------------------------------------------
Single Family Housing                                $ 25,691,210           19.1%
--------------------------------------------------------------------------------
Special Assessment                                     23,871,602           17.8
--------------------------------------------------------------------------------
General Obligation                                     17,308,620           12.9
--------------------------------------------------------------------------------
Highways                                               11,056,106            8.2
--------------------------------------------------------------------------------
Lease Rental                                           10,197,990            7.6
--------------------------------------------------------------------------------
Hospital/Healthcare                                     7,720,221            5.8
--------------------------------------------------------------------------------
Electric Utilities                                      6,930,743            5.2
--------------------------------------------------------------------------------
Sales Tax                                               6,351,810            4.7
--------------------------------------------------------------------------------
Marine/Aviation Facilities                              5,150,019            3.8
--------------------------------------------------------------------------------
Multi-Family Housing                                    4,244,892            3.2
--------------------------------------------------------------------------------
Resource Recovery                                       3,943,721            2.9
--------------------------------------------------------------------------------
Water Utilities                                         3,824,642            2.8
--------------------------------------------------------------------------------
Corporate Backed                                        3,304,736            2.5
--------------------------------------------------------------------------------
Adult Living Facilities                                 2,609,828            1.9
--------------------------------------------------------------------------------
Pollution Control                                       2,169,340            1.6
                                                     ------------          -----
Total                                                $134,375,480          100.0%
                                                     ============          =====

See accompanying Notes to Financial Statements.


17 Oppenheimer Main Street California Municipal Fund

=====================================================================================
Statement of Assets and Liabilities August 31, 1998
=====================================================================================

=====================================================================================
Assets
Investments, at value (cost $125,906,488)--see accompanying statement   $ 134,375,480
-------------------------------------------------------------------------------------
Cash                                                                          801,113
-------------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                                1,988,712
Interest                                                                    1,691,439
-------------------------------------------------------------------------------------
Other                                                                          13,786
                                                                        -------------
Total assets                                                              138,870,530

=====================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                       5,439,669
Dividends                                                                     351,482
Transfer and shareholder servicing agent fees                                  12,108
Daily variation on future contracts--Note 5                                     9,540
Distribution and service plan fees                                              9,265
Shares of capital stock redeemed                                                5,378
Other                                                                          57,213
                                                                        -------------
Total liabilities                                                           5,884,655

=====================================================================================
Net Assets                                                              $ 132,985,875
                                                                        =============

=====================================================================================
Composition of Net Assets

Par value of shares of capital stock                                    $     102,131
-------------------------------------------------------------------------------------
Additional paid-in capital                                                124,777,693
-------------------------------------------------------------------------------------
Overdistributed net investment income                                        (351,652)
-------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (1,749)
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                   8,459,452
                                                                        -------------

Net assets                                                              $ 132,985,875
                                                                        =============

18 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $109,810, 944 and 8,431, 451 shares of capital
stock outstanding)                                                        $13.02

Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                        $13.67

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $23,174,931 and 1,781,698
shares of capital stock outstanding)                                      $13.01

See accompanying Notes to Financial Statements.


19 Oppenheimer Main Street California Municipal Fund


===================================================================================
Statement of Operations For the Year Ended August 31, 1998
===================================================================================

===================================================================================
Investment Income

Interest                                                               $  6,586,112
===================================================================================
Expenses

Management fees--Note 4                                                     646,955
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class B                                                                     180,565
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                        64,929
-----------------------------------------------------------------------------------
Shareholder reports                                                          53,535
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  18,391
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  11,917
-----------------------------------------------------------------------------------
Registration and filing fees:

Class A                                                                       7,604
Class B                                                                       3,822
-----------------------------------------------------------------------------------
Directors' fees and expenses                                                  2,449
-----------------------------------------------------------------------------------
Other                                                                         4,142
                                                                       ------------
Total expenses                                                              994,309
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4              (176,110)
Less expenses paid indirectly--Note 4                                       (17,391)
                                                                       ------------
Net expenses                                                                800,808

===================================================================================
Net Investment Income                                                     5,785,304

===================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                 439,154
Closing of futures contracts                                               (586,335)
                                                                       ------------
Net realized loss                                                          (147,181)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      4,576,330
                                                                       ------------
Net realized and unrealized gain                                          4,429,149

===================================================================================
Net Increase in Net Assets Resulting from Operations                   $ 10,214,453
                                                                       ============

See accompanying Notes to Financial Statements.


20 Oppenheimer Main Street California Municipal Fund

==========================================================================================================
Statements of Changes in Net Assets
==========================================================================================================

                                                                            Year Ended August 31,
                                                                            1998            1997
==========================================================================================================
Operations

Net investment income                                                       $   5,785,304    $   5,140,982
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                         (147,181)         754,676
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           4,576,330        2,696,390
                                                                            -------------    -------------
Net increase in net assets resulting from operations                           10,214,453        8,592,048

==========================================================================================================
Dividends and Distributions to Shareholders

Dividends from net investment income:
Class A                                                                        (5,113,266)      (4,733,799)
Class B                                                                          (736,400)        (394,165)
----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (802,490)          (9,642)
Class B                                                                          (131,382)            (827)

==========================================================================================================
Capital Stock Transactions

Net increase in net assets resulting from capital stock transactions--Note 2:

Class A                                                                        16,887,977       10,035,358
Class B                                                                        10,757,185        5,675,756

==========================================================================================================
Net Assets

Total increase                                                                 31,076,077       19,164,729
----------------------------------------------------------------------------------------------------------
Beginning of period                                                           101,909,798       82,745,069
                                                                            -------------    -------------
End of period [including undistributed (overdistributed) net
investment income of $(351,652) and $437,009, respectively]                 $ 132,985,875    $ 101,909,798
                                                                            =============    =============

See accompanying Notes to Financial Statements.


21 Oppenheimer Main Street California Municipal Fund


===========================================================================================================
Financial Highlights
===========================================================================================================

                                               Class A
                                               ------------------------------------------------------------
                                                                                                Year Ended
                                               Year Ended August 31,                            June 30,
                                               1998            1997           1996/2/           1996
===========================================================================================================
Per Share Operating Data

Net asset value, beginning of period           $     12.64     $     12.16    $     12.15       $     12.09
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                                  .65             .73            .12               .73
Net realized and unrealized gain (loss)                .51             .49            .01               .07
                                               -----------     -----------    -----------       -----------
Total income (loss) from investment
operations                                            1.16            1.22            .13               .80
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.67)           (.74)          (.12)             (.73)
Dividends in excess of net investment
income                                                  --              --             --                --
Distributions from net realized gain                  (.11)             --             --                --
Distributions in excess of net realized gain            --              --             --              (.01)
                                               -----------     -----------    -----------       -----------
Total dividends and distributions
to shareholders                                       (.78)           (.74)          (.12)             (.74)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $     13.02     $     12.64    $     12.16       $     12.15
                                               ===========     ===========    ===========       ===========

===========================================================================================================
Total Return, at Net Asset Value/3/                   9.33%          10.24%          1.12%             6.73%
===========================================================================================================

Ratios/Supplemental Data

Net assets, end of period
(in thousands)                                 $   109,811     $    89,991    $    76,817       $    76,913
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $    99,678     $    80,311    $    77,584       $    78,676
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                                 5.04%           5.91%          6.00%(4)          5.99%
Expenses, before voluntary
assumption by the Manager/5/                          0.69%           0.59%          0.57%(4)          0.58%
Expenses, net of voluntary
assumption by the Manager                             0.53%            N/A            N/A               N/A
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/6/                            29.7%           46.4%           1.4%             33.1%

 1.  For the period from October 29, 1993 (inception of offering) to June 30,
1994.

 2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(4.) Annualized.


22 Oppenheimer Main Street California Municipal Fund

========================================================================================================================

========================================================================================================================

                                 Class B
-----------------------------    ---------------------------------------------------------------------------------------
   Year Ended June 30,           Year Ended August 31,                          Year Ended June 30,
   1995           1994           1998           1997           1996/2/          1996          1995          1994/1/
========================================================================================================================
   $     11.82    $     12.66    $     12.63    $     12.14    $     12.14      $     12.08   $     11.80    $     12.90
------------------------------------------------------------------------------------------------------------------------

           .73            .75            .54            .60            .10              .61           .62            .38
           .27           (.80)           .49            .50             --              .07           .27          (1.07)
   -----------    -----------    -----------    -----------    -----------      -----------   -----------   -----------

          1.00           (.05)          1.03           1.10            .10              .68           .89           (.69)

------------------------------------------------------------------------------------------------------------------------

          (.69)          (.73)          (.54)          (.61)          (.10)            (.61)         (.57)          (.37)

          (.04)          (.03)            --             --             --               --          (.04)          (.01)
            --             --           (.11)            --             --               --            --             --
            --           (.03)            --             --             --             (.01)           --           (.03)
   -----------    -----------    -----------    -----------    -----------      -----------   -----------   -----------

          (.73)          (.79)          (.65)          (.61)          (.10)            (.62)         (.61)          (.41)
------------------------------------------------------------------------------------------------------------------------
   $     12.09    $     11.82    $     13.01    $     12.63    $     12.14      $     12.14   $     12.08    $     11.80
   ===========    ===========    ===========    ===========    ===========      ===========   ===========   ===========

========================================================================================================================
          8.93%         (0.60)%         8.24%          9.24%          0.85%            5.66%         7.90%         (5.42)%
========================================================================================================================

   $    78,134    $    79,555    $    23,175    $    11,919    $     5,928      $     5,442   $     2,648    $     1,203
------------------------------------------------------------------------------------------------------------------------
   $    76,148    $    81,741    $    18,087    $     8,129    $     5,767      $     3,848   $     1,904    $       649
------------------------------------------------------------------------------------------------------------------------

          6.27%          6.09%          4.19%          4.85%          4.92%/4/         4.94%         5.17%          4.91%(4)

          0.57%          0.53%          1.70%          1.60%          1.62%/4/         1.60%         1.55%          1.62%(4)

           N/A            N/A           1.53%           N/A            N/A              N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------
          14.2%          20.2%          29.7%          46.4%           1.4%            33.1%         14.2%          20.2%

 5. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $65,210,846 and $34,982,825, respectively.

See accompanying Notes to Financial Statements.


23 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements
================================================================================


================================================================================
1. Significant Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $11,000, which expires in 2006.


24 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in overdistributed net investment income of $724,299, accumulated net realized loss on investments was decreased by $158,956, and paid-in capital was increased by $565,343.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation of $1,179,386. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
2. Capital Stock

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                              Year Ended August 31, 1998      Year Ended August 31, 1997
                              ----------------------------    ----------------------------
                              Shares          Amount          Shares          Amount
------------------------------------------------------------------------------------------
Class A:
Sold                             2,165,645    $ 27,847,918       1,377,422    $ 17,228,574
Dividends and distributions
reinvested                         290,138       3,721,102         233,721       2,900,249
Redeemed                        (1,141,736)    (14,681,043)       (811,980)    (10,093,465)
                              ------------    ------------    ------------    ------------

Net increase                     1,314,047    $ 16,887,977         799,163    $ 10,035,358
                              ============    ============    ============    ============

------------------------------------------------------------------------------------------
Class B:
Sold                               931,591    $ 11,964,499         467,166    $  5,821,078
Dividends and distributions
reinvested                          44,882         575,114          20,557         255,214
Redeemed                          (138,617)     (1,782,428)        (32,007)       (400,536)
                              ------------    ------------    ------------    ------------

Net increase                       837,856    $ 10,757,185         455,716    $  5,675,756
                              ============    ============    ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized appreciation on investments of $8,468,992 was composed of gross appreciation of $8,468,992.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. In addition, the Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million.

     For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $406,963, of which $41,120 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $465,076. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $32,708 upon redemption of Class B shares.


26 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI retained $159,237 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $811,620 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


27 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
5. Futures Contracts (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                              Expiration    Number of    Valuation as of     Appreciation
                              Date          Contracts    August 31, 1998     (Depreciation)
-------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Municipal Bond Future         12/98         26           $3,286,563          $  2,178
                                                                             --------
Contracts to Sell
-----------------
U.S. Treasury Bonds, 20 yr.   12/98         20            2,540,000           (11,718)
                                                                             --------
                                                                             $ (9,540)
                                                                             ========

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 1998.


28 Oppenheimer Main Street California Municipal Fund

================================================================================
Independent Auditors' Report
================================================================================

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for the period July 1, 1993 to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado
September 22, 1998


29 Oppenheimer Main Street California Municipal Fund

================================================================================
Federal Income Tax Information (Unaudited)
================================================================================

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.1612 and $0.1504 per share were paid to Class A and Class B shareholders, respectively, on December 10, 1997, of which, for each class of shares, $0.0410 was designated as a capital gain distribution in the "28% Rate Group" and $0.0318 was designated as a capital gains distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

     None of the dividends paid by the Fund during the year ended August 31, 1998, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


30 Oppenheimer Main Street California Municipal Fund

================================================================================
Oppenheimer Main Street California Municipal Fund
================================================================================
A Series of Oppenheimer Main Street Funds, Inc.
================================================================================
Officers and Directors   James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         William A. Baker, Director
                         Charles Conrad, Jr., Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         George C. Bowen, Director, Vice President, Treasurer
                           and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Jerry A. Webman, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Municipal Fund. For material information concerning the Funds, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


31 Oppenheimer Main Street California Municipal Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


Internet

24-hr access to account
information. Online
transactions now available

 www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048

Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457

PhoneLink
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and automated transactions

 1-800-533-3310

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Information Hotline

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affect your investments

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RA0725.001.0898  October 30, 1998